UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2022
Hibbett, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-20969	20-8159608
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2700 Milan Court
Birmingham, Alabama 35211
(Address of principal executive offices)

(205) 942-4292
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value Per Share	HIBB	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 25, 2022, Hibbett, Inc. (the “Company”) held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”), at which the stockholders of the Company approved the Hibbett, Inc. Amended and Restated Non-Employee Director Equity Plan (the “Amended and Restated Plan”), which, among other things, extended the term of the Hibbett, Inc. 2012 Non-Employee Director Equity Plan (the “Prior Plan”) through May 25, 2032 and authorized the issuance of an aggregate of 500,000 shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), for awards made on or after May 25, 2022.

For a description of the terms and conditions of the Amended and Restated Plan, see “Proposal Number 4: Approval of the Hibbett, Inc. Amended and Restated Non-Employee Director Equity Plan” in the Company’s definitive proxy statement on Schedule 14A (the “Proxy Statement”), filed with the Securities and Exchange Commission on April 15, 2022, which description is incorporated herein by reference. Such description is qualified in its entirety by reference to the full text of the Amended and Restated Plan attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

The stockholders also approved at the Annual Meeting an amendment (the “Cash Bonus Plan Amendment”) to the Hibbett, Inc. 2016 Executive Officer Cash Bonus Plan (the “Cash Bonus Plan”), which increased the amount of an incentive bonus payable to an eligible executive officer under the Cash Bonus Plan from $1,000,000 during any fiscal year to an amount not to exceed two times (2x) the Target Incentive Bonus Percentage (as defined in the Cash Bonus Plan Amendment) multiplied by an eligible executive’s Base Salary (as defined in the Cash Bonus Plan Amendment) during any fiscal year.

For a description of the terms and conditions of the Cash Bonus Plan Amendment, see “Proposal Number 6: Approval of an Amendment to the Hibbett, Inc. 2016 Executive Officer Cash Bonus Plan” in the Proxy Statement, which description is incorporated herein by reference. Such description is qualified in its entirety by reference to the full text of the Cash Bonus Plan Amendment attached as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Annual Meeting, the stockholders approved an amendment to the first paragraph of ARTICLE FOURTH of the Company’s Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to increase the aggregate number of authorized shares of Common Stock from 80,000,000 to 160,000,000 (collectively, the “Charter Amendment”). The aggregate number of authorized shares of the Company’s preferred stock is unaffected by the Charter Amendment.

The Charter Amendment became effective on May 26, 2022 following the filing of the Charter Amendment with the Secretary of State of the State of Delaware. The aggregate number of authorized shares of all classes of the Company’s capital stock under the Certificate of Incorporation, as amended by the Charter Amendment, is 161,000,000 shares.

The foregoing description of the Charter Amendment is qualified in its entirety by reference to the full text of the Charter Amendment attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Board of Directors of the Company (the "Board") submitted at the Annual Meeting six proposals to a vote of the stockholders. The final results of the voting on each proposal are presented below.

Proposal Number 1 - Election of Directors

The Board nominated each of the nominees set forth below to serve as a Class II Director for a three-year term expiring at the Annual Meeting of Stockholders to be held in 2025, or until his or her successor is elected or qualified. The stockholders elected the three nominees to serve as Class II Directors of the Company pursuant to the following vote:

Nominee	For	Against	Abstain	Broker Non-Votes
Ramesh Chikkala	10,053,279	33,345	15,060	1,421,852
Karen S. Etzkorn	9,856,058	228,888	16,738	1,421,852
Linda Hubbard	10,058,620	31,637	11,427	1,421,852

Proposal Number 2 - Ratification of the Appointment of Independent Registered Public Accounting Firm

The stockholders were asked to ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending January 28, 2023. The appointment of Ernst & Young LLP was ratified by the stockholders pursuant to the following vote:

For	Against	Abstain
11,434,000	77,247	12,289

Proposal Number 3 - Advisory Vote on Executive Compensation

The stockholders were asked to cast a non-binding advisory vote on a resolution to approve the compensation of the Company's named executive officers as disclosed in the Proxy Statement. The stockholders approved the non-binding advisory resolution on executive compensation pursuant to the following vote:

For	Against	Abstain	Broker Non-Votes
9,734,868	325,860	40,956	1,421,852

Proposal Number 4 - Approval of the Hibbett, Inc. Amended and Restated Non-Employee Director Equity Plan

The stockholders were asked to approve the Amended and Restated Plan to, among other things, extend the term of the Prior Plan and to authorize the issuance of additional shares of Common Stock under the Amended and Restated Plan. The stockholders approved the Amended and Restated Plan pursuant to the following vote:

For	Against	Abstain	Broker Non-Votes
8,778,128	1,287,517	36,039	1,421,852

Proposal Number 5 - Approval of an Amendment to the Certificate of Incorporation

The stockholders were asked to approve the Charter Amendment to increase the aggregate number of authorized shares of Common Stock from 80,000,000 to 160,000,000. The stockholders approved the Charter Amendment pursuant to the following vote:

For	Against	Abstain
9,366,099	2,148,641	8,796

Proposal Number 6 - Approval of an Amendment to the Hibbett, Inc. 2016 Executive Officer Cash Bonus Plan

The stockholders were asked to approve the Cash Bonus Plan Amendment to increase the amount of an incentive bonus payable to an eligible executive officer pursuant to the Cash Bonus Plan. The stockholders approved the Cash Bonus Plan Amendment pursuant to the following vote:

For	Against	Abstain	Broker Non-Votes
9,790,920	279,381	31,383	1,421,852

Item 9.01.     Financial Statements and Exhibits.

    (d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment of Certificate of Incorporation of the Registrant
10.1	Hibbett, Inc. Amended and Restated Non-Employee Director Equity Plan
10.2	Hibbett, Inc. 2016 Executive Officer Cash Bonus Plan (as amended to date)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HIBBETT, INC.

	By:	/s/ Robert Volke
Robert Volke
May 27, 2022		Senior Vice President and Chief Financial Officer